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                                                                EXHIBIT 10.27(b)

                      ADDENDUM TO STOCK PURCHASE AGREEMENT

      This Addendum to Stock Purchase Agreement ("Agreement") is made as of January 15, 1998 ("Effective Date"), by and among JAMES CARR, an individual ("Seller"), WESTBROOKE COMMUNITIES, INC., a Florida corporation, WESTBROOKE AT WEST LAKE, INC., a Florida corporation, WESTBROOKE AT WINSTON TRAILS, INC., a Florida Corporation, WESTBROOKE AT PEMBROKE PINES, INC., a Florida corporation, and WESTBROOKE AT OAK RIDGE, INC., a Florida corporation (each of such companies individually referred to as an "Acquired Company" and collectively referred to as the "Acquired Companies"), HAROLD L. EISENACHER, LEONARD R. CHERNYS and DIANA IBARRIA (each of such three individuals individually referred to as a "Key Employee" and collectively referred to as the "Key Employees"), THE WESTBROOKE PARTNERSHIP, a Florida general partnership (the "Partnership"), PACIFIC USA HOLDINGS CORP., a Texas corporation ("Pacific USA"), NEWMARK HOMES CORP., a Nevada corporation ("Newmark") and WESTBROOKE ACQUISITION CORP., a Florida corporation ("Buyer").

      1. This Addendum is attached to and forms a part of that certain Stock Purchase Agreement (the "Agreement") between Seller, the Acquired Companies, the Key Employees, the Partnership, Pacific USA, Newmark and Buyer as of even date herewith. To the extent anything contained herein conflicts with or otherwise is different from the provisions of the Agreement, the terms hereof shall control.

      2. The following corrections are hereby made to conform the Agreement to the Parties' mutual agreement and understanding:

            A. The last paragraph of Section 10.1 of the Agreement is deleted in its entirety.

            B. Section 10.3(c) of the Agreement is deleted in its entirety and the following is substituted in its place:

                  (c) It is understood and agreed that each payment pursuant to the provisions of this Section 10 is contingent:

                        (i) since it is based on future operations of the Subject Entities; and

                        (ii) solely with respect to each payment pursuant to Sections 10.2(a)(i) and 10.2(b)(i), since it shall not be payable for any Calculation Year during which the respective Key Employee's employment under the applicable KE Employment Agreement is terminated

                              (A)   by the employer therein for "cause" or by
                                    that Key Employee otherwise than for "cause"
                                    as each such
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                                   term is defined in the applicable KE
                                   Employment Agreement, or

                              (B)  because of the disability or death of
                                   that Key Employee, as those terms are
                                   contemplated by the KE Employment Agreements, except that any amount that otherwise would be payable in respect of the Calculation Year during which that Key Employee's employment is terminated for a reason stated in this
                                   Section 10.3(c)(ii)(B) shall be payable to the extent of the product of that amount multiplied by a fraction of which the numerator is the number of days in that Calculation Year expired as of the date of termination of employment for that reason and the denominator is 365.

     3. Facsimile execution and delivery of this Addendum shall be deemed effective and the parties agree to execute original counterparts of this Addendum promptly after such facsimile execution and delivery.

     IN WITNESS WHEREOF, the parties have executed and delivered this Addendum as of the date first written above:

SELLER:

/s/ JAMES M. CARR
-------------------------------
JAMES M. CARR


WESTBROOKE COMMUNITIES, INC.,
a Florida corporation

By:  /s/ JAMES M. CARR
    ---------------------------
Its:  President
    ---------------------------

WESTBROOKE AT WEST LAKE, INC.
a Florida corporation

By:  /s/ JAMES M. CARR
    ---------------------------
Its:  President
    ---------------------------


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WESTBROOKE AT WINSTON TRAILS, INC.
a Florida corporation

By:  /s/ JAMES M. CARR
    ---------------------------
Its: President
    ---------------------------


WESTBROOKE AT PEMBROKE PINES, INC.
a Florida corporation

By:  /s/ JAMES M. CARR
    ---------------------------
Its: President
    ---------------------------


WESTBROOKE AT OAK RIDGE, INC.
a Florida corporation

By:  /s/ JAMES M. CARR
    ---------------------------
Its: President
    ---------------------------


/s/ HAROLD L. EISENACHER
-------------------------------
HAROLD L. EISENACHER

/s/ LEONARD R. CHERNYS
-------------------------------
LEONARD R. CHERNYS

/s/ DIANA IBARRIA
-------------------------------
DIANA IBARRIA


THE WESTBROOKE PARTNERSHIP
a Florida corporation

By: Westbrooke Communities, Inc.
    a Florida corporation, as
    Managing General Partner


By:  /s/ JAMES M. CARR
    ---------------------------
Its: President
    ---------------------------

Buyer:

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WESTBROOKE ACQUISITION CORP.
a Florida Corporation

By:  /s/ MICHAEL M. McCRAW
     ------------------------------
     Michael M. McCraw, President

PACIFIC USA HOLDINGS CORP.,
a Texas Corporation


By:  /s/ MICHAEL M. McCRAW
     ------------------------------
     Michael M. McCraw, CFO


NEWMARK HOMES CORP.
a Nevada Corporation



By:  /s/  MICHAEL M. McCRAW
     ------------------------------
     Michael M. McCraw,
     Chairman of the Board